SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): April 7, 2005



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 2.02. Results of Operations and Financial Condition


     On November 19, 2004, Avado Brands, Inc. (the "Company") concluded that the Company's previously filed financial statements, including the financial statements for the years ended December 30, 2001 and December 29, 2002, the quarterly financial statements issued during those years, and the financial statements for each of the first three quarters of 2003 should no longer be relied upon because of errors in such financial statements. On November 24, 2004, the Company filed a Form 8K, which described the material errors contained in those financial statements.

     The Company has since identified an additional material error relating to six leases that had previously been treated as operating leases. The Company has revised its financial statements to report these leases as capital leases.

     On November 22, 2004, the Bankruptcy Court approved a motion to retain Alston & Bird LLP as special counsel to the Company's Audit Committee in connection with the Audit Committee's review of certain past accounting practices, including those described in the November 24, 2004 Form 8K, and described above. Alston & Bird LLP has completed its review of these certain accounting issues and made its report to the Audit Committee.

     On April 7, 2005, the Company filed a Plan Supplement with the U.S. Bankruptcy Court for the Northern District of Texas. The Plan Supplement was a supplement to the Company's previously filed Disclosure Statement With Respect to the Joint Plan of Reorganiztion of Avado Brands, Inc., which was filed on March 2, 2005. Included in the Plan Supplement were Unaudited Consolidated Financial Statements for the years ended January 2, 2005 and December 28, 2003, along with Notes to the Unaudited Consolidated Financial Statements. Those statements and notes are attached as Exhibit 99.1 to this Form 8-K.


     ITEM 9.01. Financial Statements and Exhibits

     Exhibit 99.1 Unaudited Consolidated Financial Statements for the years ended January 2, 2005 and December 28, 2003, along with Notes to the Unaudited Consolidated Financial Statements.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         /s/ Kurt J. Schnaubelt
                                         --------------------------
                                         Kurt J. Schnaubelt
                                         Chief Financial Officer


Date: April 13, 2005


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